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                                                                    EXHIBIT 10.7

                            STOCK PURCHASE AGREEMENT


     This Stock Purchase Agreement (the "Agreement") is made as of __________, 1996 by and between Big Dog Holdings, Inc., a Delaware corporation ("Corporation"), and the individual listed on the signature page hereof ("Purchaser").

     WHEREAS, the Corporation has adopted a 1996 Stock Incentive Plan (the "Plan"); and

     WHEREAS, the Board of Directors of the Corporation has granted to Purchaser the right to purchase stock of the Corporation pursuant to the Plan and this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants and representations herein, Corporation and Purchaser agree as follows:

     1. PURCHASE AND SALE OF STOCK. Subject to the terms and conditions of this Agreement and the Plan (the terms of which, as amended from time to time in accordance with the Plan, are incorporated herein by reference), the Corporation hereby agrees to sell to Purchaser and Purchaser agrees to purchase from Corporation as of the date of this Agreement, the number of shares of the Common Stock of the Corporation listed on the signature page hereof (the "Stock") at the price listed on the signature page hereof (the "Purchase Price"). The total Purchase Price shall be paid contemporaneously with the execution of this Agreement by (i) the payment of cash in an amount equal to five percent (5%) of such Purchase Price, as set forth on the signature page hereof, and (ii) the delivery of Purchaser's promissory note (the "Purchase Note"), in the form delivered to Purchaser together with this Agreement, in the amount of the balance. Purchaser agrees to be bound by, and to perform its obligations set forth in, the Plan.

     2. INVESTMENT INTENT. Purchaser shall execute and deliver to the Corporation a letter, in a form acceptable to the Corporation, regarding Purchaser's investment intent and other matters required by applicable securities laws.

     3. PLEDGE. As security for the payment of the Purchase Note and any renewal or modification thereof, and the faithful performance of the terms of this Agreement, Purchaser hereby grants to the Corporation a security interest in the Stock. Purchaser agrees to deliver to the General Counsel of the Corporation or such other person designated by the Corporation ("Escrow Agent"), as pledgeholder and escrowholder, Escrow Instructions, in form acceptable to the Corporation, and a stock assignment duly endorsed (with date and number of shares blank) together with the certificate evidencing the Stock. Said documents are to be held by the Escrow Agent and delivered by said Escrow Agent pursuant to the Escrow Agreement.

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     4.   MISCELLANEOUS.

          (a) The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement. In the event Purchaser fails or refuses to execute any document which may be reasonably required to effectuate the terms of this Agreement, Purchaser hereby appoints the General Counsel of the Corporation as attorney-in-fact to execute such documents.

          (b) Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or three days following deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to Purchaser at his or her address shown on the Corporation's employment records and to the Corporation at the address of its principal corporate offices (Attention: General Counsel) or at such other address as such party may designate by ten days' advance written notice to the other party hereto.

          (d) The Corporation may assign its rights (including the Purchase Option under the Plan) and delegate its duties under this Agreement. This Agreement shall inure to the benefit of the successors and assigns of the Corporation and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser and his or her heirs, executors, administrators, successors and assigns.

          (e) The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof.

          (f) Purchaser agrees that the Corporation will be irreparably damaged in the event this Agreement is not specifically enforceable. Accordingly, in the event of any controversy under this Agreement, this Agreement shall be enforceable against Purchaser in a court of equity or arbitration proceeding by specific performance. The rights granted in this Section shall be cumulative and not exclusive, and shall be in addition to any and all rights which the parties may have hereunder, at law or in equity.

          (g) The provisions of this Agreement may be amended in whole or in part only upon the written consent of the parties hereto.

          (h) This Agreement shall be governed by and construed in accordance with the internal laws of the State of California.

          (i) This Agreement reflects the complete agreement of the parties with respect to the subject matter contemplated herein, and Purchaser specifically agrees that there is no other understanding with or commitment from the Corporation or its stockholders to provide to Purchaser any additional stock or other equity or profits interest in the Corporation or its affiliates, or that any such understanding or commitment is superseded by this Agreement. Nothing in this Agreement shall affect in any manner


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whatsoever the right or power of the Corporation, or any affiliates, to terminate Purchaser's employment, for any reason, with or without cause.

          (j) If it becomes necessary for any party to institute any action, suit or proceeding to enforce this Agreement, the nonprevailing party agrees to pay the prevailing party's costs and fees, including reasonable attorneys' fees incurred in such enforcement.

          (k) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5. ARBITRATION. At the option of either party, any and all disputes or controversies whether of law or fact and of any nature whatsoever arising from or respecting this Agreement shall be decided by arbitration by the American Arbitration Association in accordance with the rules and regulations of that association.

          The arbitrators shall be selected as follows: The Corporation and Purchaser shall each select one independent, qualified arbitrator and the two arbitrators so selected shall select the third arbitrator. The Corporation reserves the right to object to any individual arbitrator who shall be employed by or affiliated with a competing organization.

          Arbitration shall take place in the City of Santa Barbara, California, or any other location mutually agreeable to the parties. At the request of either party, arbitration proceedings will be conducted in the utmost secrecy; in such case all documents, testimony and records shall be received, heard and maintained by the arbitrators in secrecy under seal, available for the inspection only of the Corporation or Purchaser and their respective attorneys and their respective experts who shall agree in advance and in writing to receive all such information confidentially and to maintain such information in secrecy until such information shall become generally known. The arbitrators, who shall act by majority vote, shall be able to decree any and all relief of an equitable nature, including but not limited to (i) a temporary restraining order and (ii) a temporary and/or a permanent injunction. The arbitrators shall also be able to award damages, with or without an accounting and costs. The decree or judgment of an award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Reasonable notice of the time and place of arbitration shall be given to all persons, other than the parties, as shall be required by law, in which case such persons or their authorized representatives shall have the right to attend and/or participate in all the arbitration hearings in such manner as the law shall require.


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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        BIG DOG HOLDINGS, INC.
                                        a Delaware Corporation



                              By:       ______________________________

                              Title:    ______________________________



                                        PURCHASER



                                        ______________________________
                                             (Signature)
                                        ______________________________
                                             (Print Name)



________________________
Number of Shares Sold

________________________
Per Share Purchase Price

________________________
Total Purchase Price

________________________
Amount of Note


________________________
Down Payment Amount


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                                     CONSENT


     I acknowledge that I have read the foregoing Stock Purchase Agreement and the documents referred to therein, including the 1996 Stock Incentive Plan (the "Agreements"). I am aware that by their provisions, my spouse agrees, among other things, to subject his or her shares of stock (the "Stock") of Big Dog Holdings, Inc., a Delaware corporation ("Corporation"), including my community interest therein (if any), to repurchase rights, which rights may survive my spouse's death. I hereby consent to such rights, approve of the provisions of the Agreements, and agree that I will bequeath any interest that I may have in the Stock, including my community interest (if any), or permit any such interest to be purchased in a manner consistent with the provisions of the Agreements as amended from time to time. I direct that any residuary clause in my will shall not be deemed to apply to my community interest (if any) in the Stock except to the extent consistent with the provisions of the Agreements, as so amended.

     I further agree that in the event of a dissolution of the marriage between myself and my spouse, in connection with which I secure or am awarded shares of the Stock, or any interest therein, through property settlement agreement or otherwise, I shall receive and hold said shares subject to all the provisions and restrictions contained in the Agreements as so amended, including the option of the Corporation or its assignee to purchase such shares or interest from me.

     I also acknowledge that I have been provided with the opportunity to obtain independent counsel to represent my interests with respect to the Agreements and have either done so or declined to do so.



Dated:    ______________           ______________________________
                                        (Signature)

                                   ______________________________
                                        (Print Name)


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